UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 26, 2001
                                 Date of Report
                        (Date of earliest event reported)


                           Commission File No. 0-30786

                            LSI COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


                Nevada                                    87-0627349
    (State or other jurisdiction of                      (IRS Employer
     incorporation or organization)                    Identification No.)

                          112 West Business Park Drive
                               Draper, Utah 84020
                                 (801) 572-2555

Item 5. Other Events and Regulation FD Disclosure.

            Our relationship with Automation Quest, a wholly owned subsidiary of Homes.com, Inc., was the source of 33.1% of our gross revenues in the year ended December 31, 2000. During 2000, much of our business was dedicated to fulfilling coaching services packages that we developed and Automation Quest sells. Automation Quest's Service orders to Coaching dropped to $0.00 in February 2001 and $10,973.25 in January 2001 from $36,240.75 in December 2000, $52,474.50 in
November 2000, and $29,601.00 in October 2000. We are currently analyzing our contractual relationship with Automation Quest and Homes.com, Inc. and may pursue legal action to enforce our contractual and equitable rights.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         LSI COMMUNICATIONS, INC.

                                         By: /s/ Craig Hendricks
                                             ------------------------------
                                             Craig Hendricks
                                             Chief Executive Officer, President
                                             Date 2/26/01


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